MODERN MEDICAL MODALITIES CORPORATION
                                95 Madison Avenue
                          Morristown, New Jersey 07960


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                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To be held on August 25, 1998
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To the Shareholder of Modern Medical Modalities Corporation:

     Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of Modern Medical Modalities Corporation, a New Jersey corporation (the "Company"), will be held at the Parsippany Hilton, One Hilton Court, Parsippany, New Jersey 07054 on Tuesday, August 25, 1998 at the hour of 10:00 a.m. local time for the following purposes:

     (1)  To elect Directors of the Company for the coming year;

     (2) To transact such other business as may properly come before the Meeting.

     Only shareholders of record at the close of business on July 6, 1998 are entitled to notice of and to vote at the Meeting or any adjournment thereof.


                                          By Order of the Board of Directors


                                          ROGER B. FINDLAY
                                          Chairman of the Board




Dated: August 14, 1998
Morristown, New Jersey


IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.



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                      MODERN MEDICAL MODALITIES CORPORATION
                                95 Madison Avenue
                          Morristown, New Jersey 07960

                                   ----------

                                 PROXY STATEMENT

                                   ----------


     This Proxy Statement and the accompanying proxy are furnished by the Board of Directors of the Company in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") referred to in the foregoing notice. It is contemplated that this Proxy Statement together with the accompanying form of proxy will be mailed together to shareholders. The Company's Annual Report will be mailed under separate cover, as well as being available at the Annual Meeting.

     The record date for the determination of shareholders entitled to notice of and to vote at the Meeting is July 6, 1998. On that date there were issued and outstanding, approximately 3,168,292 shares of Common Stock, par value $.0001 per share.

     The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the meeting is necessary to constitute a quorum. In deciding all questions, a Common Stock shareholder shall be entitled to one vote, in person or by proxy, for each share held in his name on the record date. Directors will be elected by a majority of the votes cast at the Meeting. The ratification of all other proposals will be decided by a majority of the votes at the Meeting.

     All proxies received pursuant to this solicitation will be voted (unless revoked) at the Annual Meeting of Modern Medical Modalities Corporation or any adjournment thereof in the manner directed by a shareholder and, if no direction is made, will be voted for the election of each of the nominees for Director in Proposal No. 1. If any other matters are properly presented at the meeting for action, which is not presently anticipated, the proxy holder will note the proxies (which confer authority to such holder to vote on such matters) in accordance with their best judgment. A proxy given by a shareholder may nevertheless be revoked at any time before it is voted by communicating such revocation in writing to the transfer agent, North American Transfer Co., at 147 West Merrick Road, Freeport, New York 11520 or by executing a proxy but is present at the Meeting may vote in person instead of by proxy; thereby canceling any proxy previously given, whether or not written revocation of such proxy has been given.

     As of the date of this Proxy Statement, the Board of Directors knows of no matters other than the foregoing that will be presented at the Meeting. If any other business should properly come before

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the Meeting, the accompanying form of proxy will be voted in accordance with the judgement of the persons named therein, and the discretionary authority to do so is included in the proxies. All expenses in connection with the solicitation of this proxy will be paid by the Company. In addition to solicitation by mail, officers, directors and regular employees of the Company who receive no extra compensation for their services, may solicit proxies by telephone, telegraph or personal calls. Management does not intend to solicit proxies which are held of record by brokers, dealers, banks, or voting trustees, or their nominees, and may pay the reasonable expenses of such record holders for completing the mailing of solicitation materials to persons for whom they hold the shares. All solicitation expenses will be borne by the Company.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of the 6th day of July, 1998 (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's directors; and
(iii) all directors and officers of the Company as a group.


    Name
 and Address                              Shares of Common      Approximate
of Beneficial                               Beneficially         Percentage
    Owner                                      Owned               Owned
    -----                                      -----               -----
Roger B. Findlay                               236,096              7.5%
Oak Knoll
Mendham, New Jersey

Jan Goldberg                                   236,091              7.5%
555 North Avenue
Fort Lee, New Jersey

Gregory C. Maccia                              236,091              7.5%
41 Mount Pleasant Rd
Morristown, New Jersey

Patrick O'Connor                                     0              0%
255 Serpentine Drive
Bayville, New Jersey

Officers and                                   702,278             22.2%
Directors as a
group (4 Persons)

     The Company does not know of any arrangement or pledge of its securities by persons now considered in control of the Company that might result in a change of control of the Company.

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


                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

                 Management recommends that you vote in favor of
                  the nominees named to the Board of Directors.

                         Directors will be elected by a
                   majority of the votes cast at the Meeting.

     Five directors are to be elected at the meeting for terms of one year each and until their successors shall be elected and qualified. It is intended that votes will be cast pursuant to such proxy for the election of the five persons whose names are first set forth below unless authority to vote for one or more of the nominees withheld by the enclosed proxy, in which case it is intended that votes will be cast for those nominees, if any, with respect to whom authority has not been withheld. All of the nominees are not presently members of the Board of Directors. In the event that any of the nominees should become unable or unwilling to serve as a director, a contingency which the management has no reason to expect, it is intended that the proxy be voted, unless authority is withheld, for the election of such person, if any, as shall be designated by the Board of Directors.

     The following table sets forth the information concerning each director of the Company, each of which has been nominated to continue as a director of the Company.

                                      Term         First
                                       of          Became
   Name                      Age     Office       Director      Position
   ----                      ---     ------       --------      --------
Roger B. Findlay             50        (1)          1990       Chairman of Board
                                                               of Directors

Jan Goldberg                 47        (1)          1990       Director

Gregory C. Maccia            44        (1)          1990       Director

Frederick Mancinelli         60        (1)          1998       Director

Carl Gideon                  42        (1)          1998       Director




----------
(1) Directors are elected at the annual meeting of stockholders and hold office to the following meeting.




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Biographies of Board Nominees

     ROGER B. FINDLAY has been Chairman of the Board of the Company since its inception in June 1990. Since 1989, Mr. Findlay has also been co-founder of Technology Services, Inc., a software support company for medical offices and commercial accounts. Since 1986, he has also been founder and President of Northern New Jersey Medical Management, a general partner of a diagnostic imaging center. From 1986 to 1989, Mr. Findlay was President of Advacare, Inc., a practice management and physician billing company. He was co-founder and President of Effective Management Services, Inc., from 1984 to 1986, which provided facilities management and custom programming for hospitals, universities and physician groups. Mr. Findlay, from 1984 to 1986, was also co-founder and President of Medical Accounts Management Services, a software development company. From 1984 to 1986, Mr. Findlay was chief operating officer of NMR of America, Inc., a publicly traded company engaged in operating MRI sites. Mr. Findlay, from 1972 to 1986, was President and co-owner of Medical Billing Services, Inc. Mr. Findlay was an officer and is a director of R.F. Management Corp., a public company traded on the over-the-counter (OTC) bulletin board.

     JAN GOLDBERG is a co-founder and was Secretary, Treasurer and Director of the Company until November, 1992. Since November 1992, Mr. Goldberg has been the Vice President, Treasurer and a Director of the Company. From 1989 to 1990, Mr. Goldberg was founder and President of GPM, Inc., a physician billing organization with offices in Florida and New York. From 1987 to 1988, Mr. Goldberg was operations manager for Advacare, Inc., a practice management and physician billing company. From 1984 to 1987, Mr. Goldberg was manager of a multi-specialty radiology practice, BBS Billing, Inc. an east coast diagnostic physician group which had contracts with hospitals in New York as well as their own private offices and outpatient facilities. From 1974 to 1984, Mr. Goldberg held various positions with Blue Cross as well as with hospitals in the New York area. Mr. Goldberg was involved in setting up fee-for-service reimbursement systems and was involved in various aspects of hospital administration. Mr. Jan Goldberg was an officer and director of R.F. Management Corp., a public company traded on the over-the-counter (OTC) bulletin board.

     GREGORY C. MACCIA is a co-founder of the Company and was Vice President and Director until November, 1992. Since November 1992, Mr. Maccia has been the Vice President, Secretary and a Director of the Company. Mr. Maccia has also been President of Technology Services, Inc., a software design and facilities management company for medical and commercial accounts since 1989. From 1986-1989, Mr. Maccia was Vice President of Advacare, Inc., a national practice management and physician billing company. Since 1986, Mr. Maccia has been co-founder of Northern New Jersey Medical Management, Inc. He was co-founder and Vice President of Medical Accounts Management Services, Inc. (MAMS) from 1984 to 1986 which developed and sold physician, outpatient and clinical billing

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software  systems.  Mr.  Maccia,  from  1984 to 1986,  was  co-founder  and Vice
President of Effective  Management  Services,  Inc. (EMS), which provided custom
programming   and  facilities   management   with  contracts  to  hospitals  and
universities  in  the  tri-state  area  as  well  as  collection   agencies  and
non-medical entities. From 1977 to 1984, Mr. Maccia owned and managed his own consulting company. Mr. Maccia was an officer and director of R.F. Management Corp., a public company traded on the over-the-counter (OTC) bulletin board.

     FREDERICK MANCINELLI was appointed to the Board of Directors of Modern Medical Modalities on March 3, 1998. Since 1988, Mr. Mancinelli has been President of CBS Business Forms and Printing, Inc., a privately owned marketing, printing and forms corporation located in Cedar Knolls, New Jersey. From 1971 to 1988, Mr. Mancinelli was Vice President of Sales for New Jersey for Computer Business Supplies, Inc. He purchased the New Jersey Branch office in 1988 and has concentrated on meeting the total business forms and printing requirements of over 350 customers. He is responsible for the administrative management, marketing, cash flow analysis and sales for the Company. From 1962 to 1971, he was employed by Autographic Business Forms, serving as Communications Manager from 1962 to 1964, salesperson from 1964 to 1968 and the New Jersey Regional Sales Manager from 1968 to 1971.

     CARL GIDEON was appointed to the Board of Directors of Modern Medical Modalities on March 3, 1998. Mr. Gideon has over twenty years of experience in the medical support business, concentrating on sales with an emphasis on unique design, financing and problem solving for diagnostic imaging centers. Currently, Mr. Gideon is founder and president of MedSpace, Inc., a company that specializes in the design and manufacture of state-of-the-art building systems utilized to house diagnostic imaging equipment. Previously, Mr. Gideon as Vice President of a modular office company specializing in medical systems throughout the United States.

Executive Compensation

     The officers of the Company serve at the pleasure of the Board of Directors and until their successors are chosen and qualify. The following table sets forth the cash compensation and distribution paid to each executive officer of the Company during fiscal year 1997.


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

 Individual or                         Capacities                      Cash
Persons in Group            Age      in Which Served               Compensation
----------------            ---      ---------------               ------------
Jan Goldberg                 47      Vice President,                $ 28,498(1)
                                     Treasurer and Director

Gregory C. Maccia            44      Vice President,                $ 32,908(2)
                                     Secretary and Director

Patrick O'Connor             44      President                      $ 70,176(3)


(1)  Includes a base of $23,954 and $4,644 in benefits.

(2)  Includes a base of $23,908 and $9,000 in benefits.

(3)  Includes a base of $51,637 and $18,539 in benefits.


     Directors presently receive compensation for serving on the Board or on its committees. Depending on the number of meetings and the time required for the Company's operations, the Company may decide to compensate its directors in the future.

     The Company has employment contracts with Jan Goldberg and Gregory Maccia, which consists of standard and customary clauses which include non-compete and non-disclosure.

                                OTHER INFORMATION

     The Company's 1997 Annual Report for its fiscal year ended December 31, 1997 will be mailed to the stockholders under separate cover.

     The accountants who have been selected by the Company for the current fiscal year are Vincent J. Batyr & Co., Certified Public Accountants, who served as the Company's independent public accountants.


                            AVAILABILITY OF FORM 10-K

     ADDITIONAL COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED 1997 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE PROVIDED FREE OF CHARGE TO ANY SHAREHOLDER UPON WRITTEN REQUEST TO:

Mr. Jan Goldberg, Investor Relations, Modern Medical Modalities Corporation, 95 Madison Avenue, Suite 301, Morristown, New Jersey 07960.


                                          Roger B. Findlay
                                          Chairman of the Board
                                          of Directors

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